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                                                                    EXHIBIT 99.1

                            CERTIFICATION PUSRUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of SIFCO Industries, Inc. ("Company") on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Frank A. Cappello, Vice President -- Finance and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/  Frank A. Cappello
                                          ----------------------
                                               Frank A. Cappello
                                               Vice President  - Finance and
                                               Chief Financial Officer
                                               February 14, 2003


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